UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2026

NEWTON GOLF COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41701	82-4938288
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

551 Calle San Pablo

Camarillo, CA 93012

(Address of principal executive offices, including ZIP code)

855-774-7888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NWTG	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into A Material Definitive Agreement.

Private Placement

On August 14, 2026, Newton Golf Company, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the investors named therein (the “Investors”), for the private placement (the “Private Placement”) of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock,” and such shares, the “Investor Shares”), at a per share price equal to the greater of (i) $0.01 above the per share closing price of the Common Stock on the Nasdaq Stock Market LLC (“Nasdaq”) on the trading day immediately preceding a Closing Date and (ii) $0.01 above the average closing price of the Common Stock for the five (5) trading days immediately preceding a Closing Date (the “Per Share Price”); provided that the Per Share Price shall be at or above $1.24 per share of Common Stock. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Securities Purchase Agreement.

The Private Placement is structured in tranches, consisting of (i) an initial tranche of not less than $1,000,000 (the “First Tranche”) and (ii) one or more additional tranches (each, an “Additional Tranche”), until the aggregate purchase price for all tranches reaches up to $5,000,000 (the “Aggregate Purchase Price”). The First Tranche closed on August 14, 2026 for aggregate gross proceeds to the Company of $1,000,000 at the Per Share Price.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Investors, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for purposes of such Securities Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Securities Purchase Agreement, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to investors generally. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

In addition, on August 14, 2026, the Company and the Investors entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) no later than forty-five (45) calendar days after the applicable Tranche Closing Date for purposes of registering the resale of the Investor Shares, to use its commercially reasonable efforts to have such Registration Statement declared effective by the earlier of (a) ninety (90) days following such filing deadline and (b) the tenth (10th) business day after the SEC notifies the Company that the Registration Statement will not be reviewed or will not be subject to further review, and to keep the Registration Statement effective until the date that all registrable securities covered by the Registration Statement (i) have been resold thereunder, or (ii) may be resold without volume or manner-of-sale limitations pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

The Private Placement is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The Investors represented that they were accredited investors (as defined in Rule 501(a) of Regulation D) or qualified institutional buyers (as defined in Rule 144A) and are purchasing the Investor Shares solely for investment purposes, for their own accounts and not with a view to the resale or distribution of the Shares. The Investor Shares are being offered without any general solicitation by the Company or its representatives. The Investor Shares sold and issued in the Private Placement will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

The foregoing descriptions of the Securities Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the form of Securities Purchase Agreement and the form of Registration Rights Agreement filed as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this current report on Form 8-K regarding the Private Placement is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Pursuant to Item 601(a)(5) of Regulation S-K, the exhibits and schedules to Exhibit 10.1 have been omitted from this report and will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2026	NEWTON GOLF COMPANY, INC.

	By:	/s/ Akinobu Yorihiro
Akinobu Yorihiro
Interim Chief Executive Officer and Chief Technology Officer